UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2005
WAUWATOSA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
Commission File Number 000-51507

Wisconsin (State of Incorporation)	39-0691250 (IRS Employer Identification No.)
11200 W. Plank Ct.
Wauwatosa, Wisconsin 53226
(Address of Principal Executive Offices and Zip Code)
(414) 761-1000
(Registrant’s Telephone Number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On October 25, 2005, Wauwatosa Savings Bank (the “Bank”), a wholly-owned subsidiary of Wauwatosa Holdings, Inc. (the “Company”), entered into a letter agreement with Douglas S. Gordon (the “Gordon Agreement”). The Gordon Agreement governs the terms of Mr. Gordon’s employment as President and Chief Operating Officer of the Bank. (See Item 5.02 hereof.) Among other things, the Gordon Agreement is for a term through December 31, 2007, subject to further extensions by the Board. The Gordon Agreement provides for an initial base salary of $250,000 per year, plus the eligibility to receive a bonus of no less than $150,000 for fiscal 2006 and $200,000 for fiscal 2007, provided certain performance goals are met as determined by the Board of Directors, and for other benefits.
The Gordon Agreement also includes other provisions relating to Mr. Gordon’s employment. Reference is made to the text of the Gordon Agreement, which is filed as Exhibit 10.1 to this Report
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(a) Not applicable.
(b) On November 7, 2005, Donald J. Stephens will cease serving as President of the Bank. He will remain the Bank’s Chief Executive Officer and its Chairman. Mr. Stephens will remain President and Chief Executive Officer of the Company and of Lamplighter Financial, MHC (the “MHC”).
(c) On November 7, 2005, Mr. Gordon will become the President and Chief Operating Officer of the Bank. See the description of the Gordon Agreement in Item 1.01, which is incorporated by reference in this item, for information on Mr. Gordon’s employment agreement. See the Company’s related press release, which is filed as Exhibit 99.1 to this Report and is incorporated herein by reference, for further information about Mr. Gordon. Mr. Gordon does not have any other business relationships with the Bank, the Company or the MHC.
(d) On October 25, 2005, Mr. Gordon was elected to the board of directors of the Company, in addition to the boards of directors of the Bank and the MHC. He was elected to the class of the Company’s directors whose terms expire at the 2006 annual meeting of shareholders. Mr. Gordon’s committee assignments, if any, have not yet been determined. See also the information in Items 1.01 and 5.02(c), which is incorporated by reference in this item.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits.
The following is provided as an Exhibit to this Report.

Exhibit No.	Description of Exhibit

10.1	Letter Agreement dated October 25, 2005 between the Bank and Mr. Gordon.

99.1	Press Release of the Company, dated October 25, 2005, announcing the hiring of Mr. Gordon.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUWATOSA HOLDINGS, INC.
Dated: October 25, 2005	By:	/s/ Richard C. Larson
		Name:	Richard C. Larson
		Title:	Chief Financial Officer